UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2007

CHROMCRAFT REVINGTON, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-13970	35-1848094
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Win Hentschel Boulevard, Suite 250, West Lafayette, Indiana	47906
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 807-2640

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On December 13, 2007, the Board of Directors of Chromcraft Revington, Inc. (the “Registrant”) approved amendments to Section 1 and Section 6 of Article VI of the Registrant’s By-Laws. These sections, as amended, allow the Registrant’s securities to be issued in uncertificated form and to be direct registration system eligible.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

3.2	By-Laws of the Registrant, as amended effective December 13, 2007 (filed herewith)

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2007

CHROMCRAFT REVINGTON, INC.

By: /s/ Frank T. Kane
Frank T. Kane
Senior Vice President – Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
3.2	By-Laws of the Registrant, as amended effective December 13, 2007

4